CUSIP No. 876033408	Exhibit 3

Form of Warrant Amendment Agreement (Incorporated herein by reference to Exhibit 10.3 to the Issuer’s Form 8-K filed with the U.S. Securities and Exchange Commission on August 11, 2016)